Fees Summary	Nov. 13, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ (0)
Total Fee Amount	5,363.79
Total Transaction Valuation	61,652,793.96
Total Offset Amount	(0)
Net Fee	$ 5,363.79
Offset Table N/A	N/A